Taubman Centers, Inc. 200 East Long Lake Road Suite 300 Bloomfield Hills, Michigan 48304-2324	T 248.258.6800 www.taubman.com

CONTACT:

Barbara Baker
Taubman, Vice President, Investor Relations
248-258-7367
bbaker@taubman.com

FOR IMMEDIATE RELEASE

TAUBMAN CENTERS ANNOUNCES STRONG 2011 RESULTS AND INTRODUCES 2012 GUIDANCE

•	Record Mall Tenant Sales of $641 Per Square Foot, Up 13.7%
•	Net Operating Income (NOI) Excluding Lease Cancellation Income Up 4.9%
•	Strategic Acquisitions Completed in U.S. and China
•	The Pier Shops at Caesars and Regency Square Transferred to Mortgage Lenders

BLOOMFIELD HILLS, Mich., Feb. 8, 2012 -- Taubman Centers, Inc. (NYSE:  TCO) today reported financial results for the quarter and full year periods ended December 31, 2011.

	December 31, 2011 Three Months Ended	December 31, 2010 Three Months Ended	December 31, 2011 Year Ended	December 31, 2010 Year Ended
Net income allocable to common shareholders per diluted share (EPS)	$2.50	$0.60	$3.02	$0.86
Funds from Operations (FFO) per diluted share	$2.95	$1.06	$4.86	$2.86
Adjusted Funds from Operations (Adjusted FFO) per diluted share(1) Growth rate	$0.93 (12.3)%	$1.06	$2.84 (0.7)%	$2.86
Adjusted FFO per diluted share, excluding The Pier Shops and Regency Square Operations (1) Growth rate	$0.96 (11.9)%	$1.09	$3.05 1.7%	$3.00

(1)
Adjusted FFO excludes acquisitions costs related to the acquisitions of The Mall at Green Hills (Nashville, Tenn.), The Gardens on El Paseo/El Paseo Village (Palm Desert, Calif.), and TCBL (Beijing, China), gains on the extinguishment of debt obligations at The Pier Shops at Caesars (Atlantic City, N.J.) and Regency Square (Richmond, Va.), and the excess of the book value over the redemption amount of the Series F Preferred Equity.

(more)

Taubman Centers/2

 “We’re thrilled with our year,” said Robert S. Taubman, chairman, president and chief executive officer of Taubman Centers.  “Our results benefited from our record tenant sales, increased rents, and our continued focus on expense control at our centers. These were partially offset by a significant reduction in lease cancellation income.”

Record Tenant Sales; Occupancy, Rents, and NOI Up

Mall tenant sales per square foot at Taubman properties were up 14.2 percent during the quarter and 13.7 percent for the year ended December 31, 2011. The resulting sales per square foot of $641 is another record for the company and for the publicly held U.S. regional mall industry. This follows a record-setting 2010 sales per square foot of $564. “We’ve now reported an unprecedented eight quarters of double-digit tenant sales increases,” said Mr. Taubman.

Leased space for Taubman’s portfolio was 92.4 percent at December 31, 2011, up from 92.0 percent on December 31, 2010.  Ending occupancy was 90.7 percent on December 31, 2011, up from 90.1 percent on December 31, 2010.

Average rent per square foot for the year ended December 31, 2011 was $45.22, up 3.6 percent from $43.66 for the year ended December 31, 2010.  Opening rents per square foot for the year were $56.20, up 13.1 percent from opening rents per square foot of $49.69 in 2010.

NOI excluding lease cancellation income was up 4.9 percent for the year and 2.1 percent over fourth quarter 2010. “The fundamentals of our business are outstanding,” added Mr. Taubman. “We’re firing on all cylinders. The high quality regional mall is alive and well.”

Strategic Acquisitions Completed

In December 2011, the company completed the purchase of The Mall at Green Hills (Nashville, Tenn.) and The Gardens on El Paseo and El Paseo Village (Palm Desert, Calif.). “The addition of these assets both enhance the quality of the company’s portfolio and affirm our commitment to acquisitions as a part of our external growth strategy,” said Mr. Taubman. See Taubman Completes Purchase of Davis Street Assets – December 28, 2011.

Also in December 2011, the company completed the acquisition of a 90 percent controlling interest in a leading China-based retail real estate consultancy headquartered in Beijing. The new company, Taubman TCBL, will combine the local insights and network of TCBL with Taubman’s global industry expertise and reputation and will serve as the platform for Taubman’s future investments in mainland China. See Taubman to Acquire Chinese Retail Property Consultancy, TCBL – August 8, 2011.

(more)

Taubman Centers/3

City Creek Center On Pace for March 22, 2012 Opening

The grand opening of City Creek Center (Salt Lake City, Utah), the centerpiece of a 20-acre mixed-use development in downtown Salt Lake City, is scheduled for 10:00 a.m. on March 22, 2012. This is the only regional mall slated to open in the U.S. this year. The center will be anchored by Macy’s and Nordstrom. Leasing is now 92 percent committed featuring stores such as Tiffany & Co., Rolex, Hugo Boss, BCBGMAXAZRIA, Cheesecake Factory, Michael Kors, Coach and Brooks Brothers. “This is an extraordinary project, one of the most complex we’ve ever developed, and it is at the core of revitalizing the city. We believe both the design and merchandising will create a unique customer experience,” said Mr. Taubman.

International Plaza Refinancing Completed

In November 2011, the company completed a $325 million 10-year, non-recourse financing on its 50.1 percent owned International Plaza (Tampa, Fla.). The loan bears interest at an all-in fixed rate of 4.89%. The company received $25.2 million as its share of the excess proceeds, which it used to pay down its lines of credit.

Series F Preferred Equity Redeemed

In October 2011, the company successfully redeemed the Series F 8.2% Preferred Equity for $27 million, a $2.2 million discount from book value.  As a result, there was a positive impact to the company’s share of earnings in the fourth quarter of 2011, due to the reduction in distributions, partially offset by a modest increase in interest expense on borrowings used for the redemption.

Dividend and Stock Performance

In December 2011, the company increased its regular quarterly dividend by 2.9 percent. Since its public offering in 1992, Taubman Centers’ dividend has been increased 14 times, achieving a 3.9 percent compounded annual growth rate.

During 2011, the company enjoyed a 27 percent total shareholder return.  This compares to the MSCI US REIT Index of 8.7 percent and the S&P 500 Index of 2.1 percent.  Over the 10 years ending December 31, 2011, the company's compounded annual shareholder return has been 20.5 percent.  This compares to the MSCI US REIT Index of 10.2 percent and the S&P 500 Index of 2.9 percent.

The Pier Shops at Caesars and Regency Square Transferred to Mortgage Lenders

The company recently announced that titles to The Pier Shops and Regency Square have been transferred to the mortgage lenders and management of the centers has been fully transitioned. Taubman was relieved of debt obligations totaling $207.2 million plus accrued interest associated with the properties. As a result, non-cash accounting gains totaling $174.2 million were recognized in the fourth quarter of 2011 on extinguishment of the debt obligations. See The Pier Shops at Caesars Transferred to the Mortgage Lender – November 14, 2011 and Regency Square Transferred to the Mortgage Lender – January 5, 2012.

(more)

Taubman Centers/4

2012 Guidance

The company is introducing guidance for 2012. The company expects FFO per diluted share to be in the range of $3.14 to $3.24 in 2012. Net income allocable to common shareholders for the year is expected to be in the range of $1.14 to $1.29.

Supplemental Investor Information Available

The company provides supplemental investor information along with its earnings announcements, available online at www.taubman.com under “Investor Relations.”  This includes the following:

•	Income Statements
•	Earnings Reconciliations
•	Changes in Funds from Operations and Earnings Per Share
•	Components of Other Income, Other Operating Expense, and Nonoperating Income
•	Recoveries Ratio Analysis
•	Balance Sheets
•	Debt Summary
•	Other Debt, Equity and Certain Balance Sheet Information
•	Construction and Dispositions
•	Acquisitions
•	Capital Spending
•	Operational Statistics
•	Owned Centers
•	Major Tenants in Owned Portfolio
•	Anchors in Owned Portfolio
•	Operating Statistics Glossary

Investor Conference Call

The company will host a conference call at 12:00 p.m. (EST) on February 9 to discuss these results, business conditions, external growth prospects and the company’s outlook for 2012. The conference call will be simulcast at www.taubman.com under “Investor Relations” as well as www.earnings.com and www.streetevents.com.  An online replay will follow shortly after the call and continue for approximately 90 days.

Taubman Centers is a real estate investment trust engaged in the development, leasing and management of regional and super regional shopping centers. Taubman's 26 U.S. owned, leased and/or managed properties, the most productive in the industry, serve major markets from coast to coast. Taubman Centers is headquartered in Bloomfield Hills, Michigan, and its Taubman Asia subsidiary is headquartered in Hong Kong.  For more information about Taubman, visit www.taubman.com.

(more)

Taubman Centers/5

References in this press release to “Taubman Centers,” “company” or “Taubman” mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities.  Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself.

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to the global credit environment and the continuing impacts of the recent U.S. recession, other changes in general economic and real estate conditions, changes in the interest rate environment and the availability of financing, adverse changes in the retail industry and integration and other acquisition risks. Other risks and uncertainties are discussed in the company's filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K.

#       #       #

  Taubman Centers/6

TAUBMAN CENTERS, INC.
Table 1 - Summary of Results
For the Periods Ended December 31, 2011 and 2010
(in thousands of dollars, except as indicated)

	Three Months Ended (5)		Year Ended (5)
	2011	2010	2011	2010

Income from continuing operations	50,422	62,760	141,399	122,606
Income (loss) from discontinued operations	170,374	(4,188)	145,999	(20,279)
Net income	220,796	58,572	287,398	102,327
Noncontrolling share of income of consolidated joint ventures	(3,855)	(3,879)	(14,352)	(9,780)
Noncontrolling share of income of TRG - continuing operations	(14,125)	(15,379)	(36,238)	(32,813)
Noncontrolling share of income of TRG - discontinued operations	(51,802)	(1,358)	(44,309)	6,594
TRG series F preferred distributions (6)	2,217	(615)	372	(2,460)
Preferred stock dividends	(3,659)	(3,659)	(14,634)	(14,634)
Distributions to participating securities of TRG	(392)	(541)	(1,536)	(1,635)
Net income attributable to Taubman Centers, Inc. common shareowners	149,180	33,141	176,701	47,599
Net income per common share - basic	2.58	0.61	3.11	0.87
Net income per common share - diluted	2.50	0.60	3.02	0.86
Beneficial interest in EBITDA - Consolidated Businesses (1)	93,392	105,154	316,836	322,703
Beneficial interest in EBITDA - Unconsolidated Joint Ventures (1)	29,027	30,127	100,773	100,682
Funds from Operations (1)	253,047	88,246	411,128	237,275
Funds from Operations attributable to TCO (1)	176,108	59,624	285,400	160,138
Funds from Operations per common share - basic (1)	3.04	1.09	5.00	2.93
Funds from Operations per common share - diluted (1)	2.95	1.06	4.86	2.86
Adjusted Funds from Operations (1)	80,273	88,246	240,035	237,275
Adjusted Funds from Operations attributable to TCO (1)	55,866	59,624	166,909	160,138
Adjusted Funds from Operations per common share - basic (1)	0.96	1.09	2.92	2.93
Adjusted Funds from Operations per common share - diluted (1)	0.93	1.06	2.84	2.86
Weighted average number of common shares outstanding - basic	57,925,789	54,685,686	56,899,966	54,569,618
Weighted average number of common shares outstanding - diluted	60,564,901	56,008,080	59,400,351	55,702,813
Common shares outstanding at end of period	58,022,475	54,696,054
Weighted average units - Operating Partnership - basic	83,232,879	80,937,262	82,159,601	80,870,969
Weighted average units - Operating Partnership - diluted	85,871,990	83,130,919	84,659,994	82,875,424
Units outstanding at end of period - Operating Partnership	84,502,883	80,947,630
Ownership percentage of the Operating Partnership at end of period	68.7%	67.6%
Number of owned shopping centers at end of period	23	23	23	23

Operating Statistics (2):
Net Operating Income excluding lease cancellation income - growth % (3)	2.1%		4.9%
Mall tenant sales (3)(4)	1,670,378	1,487,634	5,164,916	4,619,896
Ending occupancy	90.7%	90.1%	90.7%	90.1%
Ending occupancy - comparable (3)	90.6%	90.1%	90.6%	90.1%
Average occupancy (3)	90.0%	89.9%	88.8%	88.8%
Leased space at end of period	92.4%	92.0%	92.4%	92.0%
Leased space at end of period - comparable (3)	92.3%	92.0%	92.3%	92.0%
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (3)(4)	11.7%	13.1%	13.4%	14.5%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (3)(4)	10.7%	11.8%	12.2%	13.5%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (3)(4)	11.4%	12.7%	13.0%	14.1%
Average rent per square foot - Consolidated Businesses (3)	45.60	43.64	45.53	43.63
Average rent per square foot - Unconsolidated Joint Ventures (3)	43.68	43.76	44.58	43.73
Average rent per square foot - Combined (3)	44.96	43.68	45.22	43.66

  Taubman Centers/7

(1)
Beneficial Interest in EBITDA represents the Operating Partnership’s share of the earnings before interest, income taxes, and depreciation and amortization of its consolidated and unconsolidated businesses. The Company believes Beneficial Interest in EBITDA provides a useful indicator of operating performance, as it is customary in the real estate and shopping center business to evaluate the performance of properties on a basis unaffected by capital structure.

The Company uses Net Operating Income (NOI), as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straightline adjustments of minimum rent) less maintenance, taxes, utilities, promotion, ground rent (including straightline adjustments), and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges, and gains from land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. The Company also uses NOI excluding lease cancellation income as an alternative measure because this income may vary significantly from period to period, which can affect comparability and trend analysis. The Company generally provides, for its stabilized portfolio bases, separate projections for expected NOI growth and lease cancellation income.

The National Association of Real Estate Investment Trusts (NAREIT) defines Funds from Operations (FFO) as net income (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains from extraordinary items and sales of properties and impairment write-downs of depreciable real estate, plus real estate related depreciation and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is a useful supplemental measure of operating performance for REITs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, the Company and most industry investors and analysts have considered presentations of operating results that exclude historical cost depreciation to be useful in evaluating the operating performance of REITs.

The Company primarily uses FFO in measuring operating performance and in formulating corporate goals and compensation. The Company may also present adjusted versions of NOI, Beneficial Interest in EBITDA, and FFO when used by management to evaluate operating performance when certain significant items have impacted results that affect comparability with prior or future periods due to the nature or amounts of these items. For the three month period and year ended December 31, 2011, FFO was adjusted for the gains on extinguishment of debt related to the dispositions of Regency Square and The Pier Shops, acquisition costs related to The Mall at Green Hills, The Gardens on El Paseo, El Paseo Village, and TCBL, and the redemption of the Company's Series F Preferred Equity. In addition, in Tables 4 and 5 of this Press Release, the Company has also presented Adjusted FFO excluding the discontinued operations of The Pier Shops and Regency Square.

These non-GAAP measures as presented by the Company are not necessarily comparable to similarly titled measures used by other REITs due to the fact that not all REITs use common definitions. None of these non-GAAP measures should be considered alternatives to net income as an indicator of the Company's operating performance, and they do not represent cash flows from operating, investing, or financing activities as defined by GAAP.

(2)	Statistics exclude The Pier Shops and Regency Square.

(3)	Statistics exclude the 2011 acquisitions of The Mall at Green Hills, The Gardens on El Paseo, and El Paseo Village.

(4)	Based on reports of sales furnished by mall tenants.

(5)	Certain amounts for 2010 have been reclassified to conform with 2011 classification and presentation of discontinued operations of The Pier Shops and Regency Square.

(6)	In October 2011, the Company redeemed the Operating Partnership's 8.2% Series F Preferred Equity for $27 million, which represented a $2.2 million discount from the book value.

Taubman Centers/8

TAUBMAN CENTERS, INC.
Table 2 - Income Statement
For the Three Months Ended December 31, 2011 and 2010
(in thousands of dollars)
	2011		2010
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)

REVENUES:
Minimum rents	91,043	40,145	86,281	40,644
Percentage rents	10,767	4,893	6,610	3,696
Expense recoveries	66,377	28,318	68,309	30,346
Management, leasing, and development services	10,128		4,687
Other	9,007	1,936	20,552	2,868
Total revenues	187,322	75,292	186,439	77,554

EXPENSES (2):
Maintenance, taxes, utilities, and promotion	49,380	18,993	46,334	19,701
Other operating	19,163	3,272	15,888	3,573
Management, leasing, and development services	4,463		2,276
General and administrative	8,600		8,641
Acquisition costs	3,614
Interest expense	32,748	15,870	33,205	15,960
Depreciation and amortization	33,204	11,406	34,641	9,743
Total expenses	151,172	49,541	140,985	48,977

Nonoperating income	395	41	1,293	(1)
	36,545	25,792	46,747	28,576
Income tax expense	(197)		(186)
Equity in income of Unconsolidated Joint Ventures	14,074		16,199

Income from continuing operations	50,422		62,760
Discontinued operations (3):
Gains on extinguishment of debt	174,171
EBITDA	1,535		2,802
Interest expense	(4,053)		(5,257)
Depreciation and amortization	(1,279)		(1,733)
Income (loss) from discontinued operations	170,374		(4,188)

Net income	220,796		58,572
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(3,855)		(3,879)
TRG series F preferred distributions	2,217		(615)
Noncontrolling share of income of TRG - continuing operations	(14,125)		(15,379)
Noncontrolling share of income of TRG - discontinued operations	(51,802)		(1,358)
Distributions to participating securities of TRG	(392)		(541)
Preferred stock dividends	(3,659)		(3,659)
Net income attributable to Taubman Centers, Inc. common shareowners	149,180		33,141

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	104,032	53,068	117,395	54,279
EBITDA - outside partners' share	(10,640)	(24,041)	(12,241)	(24,152)
Beneficial interest in EBITDA	93,392	29,027	105,154	30,127
Gains on extinguishment of debt	174,171
Beneficial interest expense	(33,081)	(8,201)	(33,107)	(8,266)
Beneficial income tax expense	(173)		(186)
Non-real estate depreciation	(646)		(1,202)
Preferred dividends and distributions (4)	(1,442)		(4,274)
Fund from Operations contribution	232,221	20,826	66,385	21,861

Net straightline adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	822	7	413	160

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2)
Promotion expenses, which were previously classified in "Other operating", are now included in "Maintenance, taxes, utilities and promotion" expense. Amounts for 2010 have been reclassified to conform to the 2011 classification.

(3) Includes the operations of Regency Square and The Pier Shops.

(4)	In October 2011, the Company redeemed the Operating Partnership's 8.2% Series F Preferred Equity for $27 million, which represented a $2.2 million discount from the book value.

Taubman Centers/9

TAUBMAN CENTERS, INC.
Table 3 - Income Statement
For the Year Ended December 31, 2011 and 2010
(in thousands of dollars)

	2011		2010
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)

REVENUES:
Minimum rents	342,612	155,711	327,580	155,382
Percentage rents	20,358	9,001	13,063	6,567
Expense recoveries	229,313	95,901	225,079	100,635
Management, leasing, and development services	25,551		16,109
Other	27,084	5,842	44,596	7,807
Total revenues	644,918	266,455	626,427	270,391

EXPENSES (2):
Maintenance, taxes, utilities, and promotion	179,092	67,914	177,703	73,210
Other operating	67,301	14,365	57,354	14,447
Management, leasing, and development services	11,955		8,258
General and administrative	31,598		30,234
Acquisition costs	5,295
Interest expense	122,277	61,034	132,362	63,835
Depreciation and amortization	132,707	39,265	145,271	38,179
Total expenses	550,225	182,578	551,182	189,671

Nonoperating Income	1,252	162	2,683	2
	95,945	84,039	77,928	80,722
Income tax expense	(610)		(734)
Equity in income of Unconsolidated Joint Ventures	46,064		45,412

Income from continuing operations	141,399		122,606
Discontinued operations (3):
Gains on extinguishment of debt	174,171
EBITDA	3,564		8,672
Interest expense	(21,427)		(20,346)
Depreciation and amortization	(10,309)		(8,605)
Income (loss) from discontinued operations	145,999		(20,279)

Net income	287,398		102,327
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(14,352)		(9,780)
TRG series F preferred distributions	372		(2,460)
Noncontrolling share of income of TRG - continuing operations	(36,238)		(32,813)
Noncontrolling share of income of TRG - discontinued operations	(44,309)		6,594
Distributions to participating securities of TRG	(1,536)		(1,635)
Preferred stock dividends	(14,634)		(14,634)
Net income attributable to Taubman Centers, Inc. common shareowners	176,701		47,599

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	354,493	184,338	364,233	182,736
EBITDA - outside partners' share	(37,657)	(83,565)	(41,530)	(82,054)
Beneficial interest in EBITDA	316,836	100,773	322,703	100,682
Gains on extinguishment of debt	174,171
Beneficial interest expense	(131,575)	(31,607)	(131,484)	(33,076)
Beneficial income tax expense	(586)		(734)
Non-real estate depreciation	(2,622)		(3,722)
Preferred dividends and distributions (4)	(14,262)		(17,094)
Fund from Operations contribution	341,962	69,166	169,669	67,606

Net straightline adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	994	149	627	162

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2)
Promotion expenses, which were previously classified in "Other operating", are now included in "Maintenance, taxes, utilities and promotion" expense. Amounts for 2010 have been reclassified to conform to the 2011 classification.

(3) Includes the operations of Regency Square and The Pier Shops.

(4)	In October 2011, the Company redeemed the Operating Partnership's 8.2% Series F Preferred Equity for $27 million, which represented a $2.2 million discount from the book value.

Taubman Centers/10
TAUBMAN CENTERS, INC.
Table 4 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Three Months Ended December 31, 2011 and 2010
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2011			2010
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	149,180	57,925,789	2.58	33,141	54,685,686	0.61

Distributions of participating securities	392	871,262
Add impact of share-based compensation	1,911	1,767,850		270	1,322,394

Net income attributable to TCO common shareowners - Diluted	151,483	60,564,901	2.50	33,411	56,008,080	0.60

Add depreciation of TCO's additional basis	1,720		0.03	1,720		0.03

Net income attributable to TCO common shareowners,
excluding step-up depreciation	153,203	60,564,901	2.53	35,131	56,008,080	0.63

Add:
Noncontrolling share of income of TRG - continuing operations	14,125	25,307,089		15,379	26,251,577
Noncontrolling share of income of TRG - discontinued operations	51,802			1,358
Distributions to participating securities				541	871,262

Net income attributable to partnership unitholders
and participating securities	219,130	85,871,990	2.55	52,409	83,130,919	0.63

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	33,204		0.39	34,641		0.42
Consolidated businesses at 100% - discontinued operations	1,279		0.01	1,733		0.02
Depreciation of TCO's additional basis	(1,720)		(0.02)	(1,720)		(0.02)
Noncontrolling partners in consolidated joint ventures	(3,041)		(0.04)	(3,007)		(0.04)
Share of Unconsolidated Joint Ventures	6,752		0.08	5,662		0.07
Non-real estate depreciation	(646)		(0.01)	(1,202)		(0.01)

Less impact of share-based compensation	(1,911)		(0.02)	(270)

Funds from Operations	253,047	85,871,990	2.95	88,246	83,130,919	1.06

TCO's average ownership percentage of TRG	69.6%			67.6%

Funds from Operations attributable to TCO	176,108		2.95	59,624		1.06

Funds from Operations	253,047	85,871,990	2.95	88,246	83,130,919	1.06

Acquisition costs	3,614		0.04
Series F redemption	(2,217)		(0.03)
Gains on extinguishment of debt	(174,171)		(2.03)

Adjusted Funds from Operations	80,273	85,871,990	0.93	88,246	83,130,919	1.06

TCO's average ownership percentage of TRG	69.6%			67.6%

Adjusted Funds from Operations attributable to TCO	55,866		0.93	59,624		1.06

Adjusted Funds from Operations	80,273	85,871,990	0.93	88,246	83,130,919	1.06

The Pier Shops' negative Adjusted FFO	1,878		0.02	2,679		0.03
Regency Square's Adjusted FFO	640		0.01	(224)

Adjusted Funds from Operations,
excluding The Pier Shops and Regency Square	82,791	85,871,990	0.96	90,701	83,130,919	1.09

TCO's average ownership percentage of TRG	69.6%			67.6%

Adjusted Funds from Operations attributable to TCO,
excluding The Pier Shops and Regency Square	57,618		0.96	61,283		1.09

Taubman Centers/11

TAUBMAN CENTERS, INC.
Table 5 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Year Ended December 31, 2011 and 2010
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2011			2010
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units (1)	/Unit

Net income attributable to TCO common shareowners - Basic	176,701	56,899,966	3.11	47,599	54,569,618	0.87

Distributions of participating securities	1,536	871,262
Add impact of share-based compensation	1,282	1,629,123		337	1,133,195

Net income attributable to TCO common shareowners - Diluted	179,519	59,400,351	3.02	47,936	55,702,813	0.86

Add depreciation of TCO's additional basis	6,880		0.12	6,880		0.12

Net income attributable to TCO common shareowners,
excluding step-up depreciation	186,399	59,400,351	3.14	54,816	55,702,813	0.98

Add:
Noncontrolling share of income of TRG - continuing operations	36,238	25,259,643		32,813	26,301,349
Noncontrolling share of income of TRG - discontinued operations	44,309			(6,594)
Distributions to participating securities				1,635	871,262

Net income attributable to partnership unit holders
and participating securities	266,946	84,659,994	3.15	82,670	82,875,424	1.00

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	132,707		1.57	145,271		1.75
Consolidated businesses at 100% - discontinued operations	10,309		0.12	8,605		0.10
Depreciation of TCO's additional basis	(6,880)		(0.08)	(6,880)		(0.08)
Noncontrolling partners in consolidated joint ventures	(11,152)		(0.13)	(10,526)		(0.13)
Share of Unconsolidated Joint Ventures	23,102		0.27	22,194		0.27
Non-real estate depreciation	(2,622)		(0.03)	(3,722)		(0.04)

Less impact of share-based compensation	(1,282)		(0.02)	(337)

Funds from Operations	411,128	84,659,994	4.86	237,275	82,875,424	2.86

TCO's average ownership percentage of TRG	69.3%			67.5%

Funds from Operations attributable to TCO	285,400		4.86	160,138		2.86

Funds from Operations	411,128	84,659,994	4.86	237,275	82,875,424	2.86

Acquisition costs	5,295		0.06
Series F redemption	(2,217)		(0.03)
Gains on extinguishment of debt	(174,171)		(2.06)

Adjusted Funds from Operations	240,035	84,659,994	2.84	237,275	82,875,424	2.86

TCO's average ownership percentage of TRG	69.3%			67.5%

Adjusted Funds from Operations attributable to TCO	166,909		2.84	160,138		2.86

Adjusted Funds from Operations	240,035	84,659,994	2.84	237,275	82,875,424	2.86

The Pier Shops' negative Adjusted FFO	14,970		0.18	10,740		0.13
Regency Square's negative Adjusted FFO	2,893		0.03	934		0.01

Adjusted Funds from Operations,
excluding The Pier Shops and Regency Square	257,898	84,659,994	3.05	248,949	82,875,424	3.00

TCO's average ownership percentage of TRG	69.3%			67.5%

Adjusted Funds from Operations attributable to TCO,
excluding The Pier Shops and Regency Square	178,608		3.05	167,984		3.00

Taubman Centers/12
TAUBMAN CENTERS, INC.
Table 6 - Reconciliation of Net Income to Beneficial Interest in EBITDA
For the Periods Ended December 31, 2011 and 2010
(in thousands of dollars; amounts attributable to TCO may not recalculate due to rounding)

	Three Months Ended		Year Ended
	2011	2010	2011	2010

Net income	220,796	58,572	287,398	102,327

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	33,204	34,641	132,707	145,271
Consolidated businesses at 100% - discontinued operations	1,279	1,733	10,309	8,605
Noncontrolling partners in consolidated joint ventures	(3,041)	(3,007)	(11,152)	(10,526)
Share of Unconsolidated Joint Ventures	6,752	5,662	23,102	22,194

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100% - continuing operations	32,748	33,205	122,277	132,362
Consolidated businesses at 100% - discontinued operations	4,053	5,257	21,427	20,346
Noncontrolling partners in consolidated joint ventures	(3,744)	(5,355)	(12,153)	(21,224)
Share of Unconsolidated Joint Ventures	8,201	8,266	31,607	33,076
Gains on extinguishment of debt	(174,171)		(174,171)
Income tax expense	197	186	610	734

Less noncontrolling share of income of consolidated joint ventures	(3,855)	(3,879)	(14,352)	(9,780)

Beneficial Interest in EBITDA	122,419	135,281	417,609	423,385

TCO's average ownership percentage of TRG	69.6%	67.6%	69.3%	67.5%

Beneficial Interest in EBITDA attributable to TCO	85,197	91,403	289,217	285,685

 Taubman Centers/13
TAUBMAN CENTERS, INC.
Table 7 - Reconciliation of Net Income to Net Operating Income (NOI)
For the Periods Ended December 31, 2011 and 2010
(in thousands of dollars)

	Three Months Ended				Year Ended
	2011		2010		2011		2010

Net income	220,796		58,572		287,398		102,327

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	33,204		34,641		132,707		145,271
Consolidated businesses at 100% - discontinued operations	1,279		1,733		10,309		8,605
Noncontrolling partners in consolidated joint ventures	(3,041)		(3,007)		(11,152)		(10,526)
Share of Unconsolidated Joint Ventures	6,752		5,662		23,102		22,194

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100% - continuing operations	32,748		33,205		122,277		132,362
Consolidated businesses at 100% - discontinued operations	4,053		5,257		21,427		20,346
Noncontrolling partners in consolidated joint ventures	(3,744)		(5,355)		(12,153)		(21,224)
Share of Unconsolidated Joint Ventures	8,201		8,266		31,607		33,076
Gains on extinguishment of debt	(174,171)				(174,171)
Income tax expense	197		186		610		734

Less noncontrolling share of income of consolidated joint ventures	(3,855)		(3,879)		(14,352)		(9,780)

Add EBITDA attributable to outside partners:
EBITDA attributable to noncontrolling partners in consolidated joint ventures	10,640		12,241		37,657		41,530
EBITDA attributable to outside partners in Unconsolidated Joint Ventures	24,041		24,152		83,565		82,054

EBITDA at 100%	157,100		171,674		538,831		546,969

Add (less) items excluded from shopping center NOI:
General and administrative expenses	8,600		8,641		31,598		30,234
Management, leasing, and development services, net	(5,665)		(2,411)		(13,596)		(7,851)
Acquisition costs	3,614				5,295
Gains on sales of peripheral land			(1,178)		(519)		(2,218)
Interest income	(436)		(133)		(895)		(586)
Straight-line of rents	(1,152)		(1,131)		(2,531)		(2,701)
Non-center specific operating expenses and other	11,026		7,726		33,004		24,337

Net Operating Income - all centers at 100%	173,087		183,188		591,187		588,184

Less - Net Operating Income of non-comparable centers	(2,209)	(1)	(2,735)	(2)	(4,120)	(1)	(8,396)	(2)

NOI at 100% - comparable centers	170,878		180,453		587,067		579,788

NOI - growth %	-5.3%				1.3%

NOI at 100% - comparable centers	170,878		180,453		587,067		579,788

Lease cancellation income	(244)		(13,335)		(3,230)		(23,464)

NOI at 100% - comparable centers excluding lease cancellation income	170,634		167,118		583,837		556,324

NOI excluding lease cancellation income - growth %	2.1%				4.9%

(1)	Includes The Pier Shops, Regency Square, The Mall at Green Hills, The Gardens on El Paseo, and El Paseo Village.
(2) Includes The Pier Shops and Regency Square.

  Taubman Centers/14
TAUBMAN CENTERS, INC.
Table 8 - Balance Sheets
As of December 31, 2011 and December 31, 2010
(in thousands of dollars)
	As of
	December 31, 2011	December 31, 2010
Consolidated Balance Sheet of Taubman Centers, Inc. :

Assets:
Properties	4,020,954	3,528,297
Accumulated depreciation and amortization	(1,271,943)	(1,199,247)
	2,749,011	2,329,050
Investment in Unconsolidated Joint Ventures	75,582	77,122
Cash and cash equivalents	24,033	19,291
Restricted cash (1)	295,318	7,599
Accounts and notes receivable, net	59,990	49,906
Accounts receivable from related parties	1,418	1,414
Deferred charges and other assets	131,440	62,491
	3,336,792	2,546,873

Liabilities:
Notes payable	2,864,135	2,656,560
Installment notes (1)	281,467
Accounts payable and accrued liabilities	255,146	247,895
Distributions in excess of investments in and net income of
Unconsolidated Joint Ventures	192,257	170,329
	3,593,005	3,074,784

Redeemable noncontrolling interests (2)	84,235

Equity:
Taubman Centers, Inc. Shareowners' Equity:
Series B Non-Participating Convertible Preferred Stock	26	26
Series G Cumulative Redeemable Preferred Stock
Series H Cumulative Redeemable Preferred Stock
Common stock	580	547
Additional paid-in capital	673,923	589,881
Accumulated other comprehensive income (loss)	(27,613)	(14,925)
Dividends in excess of net income	(863,040)	(939,290)
	(216,124)	(363,761)
Noncontrolling interests:
Noncontrolling interests in consolidated joint ventures	(101,872)	(100,355)
Noncontrolling interests in partnership equity of TRG	(22,452)	(93,012)
Preferred Equity of TRG	-	29,217
	(124,324)	(164,150)
	(340,448)	(527,911)
	3,336,792	2,546,873

Combined Balance Sheet of Unconsolidated Joint Ventures :

Assets:
Properties	1,107,314	1,092,916
Accumulated depreciation and amortization	(446,059)	(417,712)
	661,255	675,204
Cash and cash equivalents	22,042	21,339
Accounts and notes receivable, net	24,628	26,288
Deferred charges and other assets	21,289	18,891
	729,214	741,722

Liabilities:
Notes payable	1,138,808	1,125,618
Accounts payable and other liabilities, net	55,737	37,292
	1,194,545	1,162,910

Accumulated Deficiency in Assets:
Accumulated deficiency in assets - TRG	(235,525)	(222,109)
Accumulated deficiency in assets - Joint Venture Partners	(211,478)	(194,438)
Accumulated other comprehensive income (loss) - TRG	(9,233)	(2,527)
Accumulated other comprehensive income (loss) - Joint Venture Partners	(9,095)	(2,114)
	(465,331)	(421,188)
	729,214	741,722

(1)	Installment notes will be paid on February 21, 2012 with restricted cash drawn on Company's line of credit as of December 31, 2011.

(2)
Includes $72.7 million of equity issued relating to the acquisitions of The Mall at Green Hills, The Gardens on El Paseo, and El Paseo Village as well as $11.5 million relating to the ownership interest in Taubman TCBL.

Taubman Centers/15

TAUBMAN CENTERS, INC.
Table 9 - Annual Guidance
(all dollar amounts per common share on a diluted basis; amounts may not add due to rounding)

	Guidance for 2012
	Range for Year Ended
	December 31, 2012

Funds from Operations per common share	3.14	3.24

Real estate depreciation - TRG	(1.87)	(1.82)

Distributions on participating securities of TRG	(0.02)	(0.02)

Depreciation of TCO's additional basis in TRG	(0.12)	(0.12)

Net income attributable to common shareowners, per common share (EPS)	1.14	1.29